Advertising

September 11, 2007

The stock market with all its inherent risks and volatility, can offer enormous rewards when high quality companies go on sale.  This is Gabriel Wisdom with American Money Management, LLC.  Over the years, volatility and declining prices have offered the greatest opportunities for accumulating wealth.  Wall Street calls them Fallen Angels.  Fallen for the time being, but Angels because they should rise again, and right now there are dozens of wonderful opportunities and we try to find them in the Fallen Angels Value Fund.  Call me Gabriel Wisdom and receive information including the prospectus and investor kit.  Call 888-999-1395, that's 888-999-1395.  Read the prospectus carefully before investing.  It contains important information including investment objectives, risks, and expenses which should be carefully considered before investing.  The Fallen Angels Value Fund.  No load, no sales charges.  Get the package.  Call 888-999-1395, that's 888-999-1395.  Fallen Angels Funds, at fallenangels.com.